Pension Plan (Details) - Expected projected benefit payments (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Expected projected benefit payments [Abstract]
Projected benefit payments due	$ 646
Projected benefit payments due	500
Projected benefit payments due	650
Projected benefit payments due	719
Projected benefit payments due	$ 582